Supplement to the Prospectus
                           dated November 1, 2004 for
                            The Industry Leaders Fund

                  The date of the Supplement is March 28, 2005

The following replaces the third bullet point under the section "Principal Investment Strategy of the Fund" on page 1 of the Prospectus:

      o The companies selected by the Portfolio Strategy for Fund investments are predominantly leaders in their respective industries, that have common shareholders equity among the highest in their respective industries a with debt securities, if any, rated at least "A" by a nationally recognized rating organization such as Standard and Poor's or Moody's Investor Service, or which are, in the opinion of the Adviser, of comparable quality.

The following replaces the section "More Information About the Portfolio Strategy" on page 15:

Investment Strategy

The portfolio constructed by the Portfolio Strategy is expected to have median market capitalization similar to the S&P 500 but with slightly lower price/earnings and price/book ratios. As of September 30, 2004, the median market capitalization of the S&P 500 was $20.8 billion.

The Portfolio Strategy has a portfolio allocation limit of 2.5% for any single company.

The Portfolio Strategy is rebalanced after the close of business on the last business day of the month and the Funds portfolio is similarly rebalanced at that time. As subscriptions and redemptions occur, the Fund may also rebalance the portfolio intra-month to be sure that it accurately reflects the Portfolio Strategy. Under certain circumstances, the portfolio constructed by the Portfolio Strategy may show a slight value bias. If such a bias occurs, the Adviser may adjust the weightings of certain holdings in order to eliminate that bias.

The Portfolio Strategy has been tested by comparing its results to publicly available data from the past 14 and one half years. It has operated using current data since June 30, 2001. However, there can be no assurance of success with respect to any future performance of the Fund.

The Industry Leaders(R) Fund and The Industry Leaders(R) Strategy Model are trademarks of Claremont Investment Partners(R), L.L.C.